Exhibit 99.1

Apple Reports Third Quarter Results

iPhone and Services drive June quarter record revenue

Active installed base of devices reaches all-time high for all major product categories

CUPERTINO, California — July 28, 2022 — Apple® today announced financial results for its fiscal 2022 third quarter ended June 25, 2022. The Company posted a June quarter revenue record of $83.0 billion, up 2 percent year over year, and quarterly earnings per diluted share of $1.20.

“This quarter’s record results speak to Apple’s constant efforts to innovate, to advance new possibilities, and to enrich the lives of our customers,” said Tim Cook, Apple’s CEO. “As always, we are leading with our values, and expressing them in everything we build, from new features that are designed to protect user privacy and security, to tools that will enhance accessibility, part of our longstanding commitment to create products for everyone.”

“Our June quarter results continued to demonstrate our ability to manage our business effectively despite the challenging operating environment. We set a June quarter revenue record and our installed base of active devices reached an all-time high in every geographic segment and product category,” said Luca Maestri, Apple’s CFO. “During the quarter, we generated nearly $23 billion in operating cash flow, returned over $28 billion to our shareholders, and continued to invest in our long-term growth plans.”

Apple’s board of directors has declared a cash dividend of $0.23 per share of the Company’s common stock. The dividend is payable on August 11, 2022 to shareholders of record as of the close of business on August 8, 2022.

Apple will provide live streaming of its Q3 2022 financial results conference call beginning at 2:00 p.m. PT on July 28, 2022 at apple.com/investor/earnings-call. This webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about the payment of the Company’s quarterly dividend and its plans for new features and products. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, war, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, Apple Watch, and Apple TV. Apple’s five software platforms — iOS, iPadOS, macOS, watchOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, and iCloud. Apple’s more than 100,000 employees are dedicated to making the best products on earth, and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Tejas Gala
Apple
tgala@apple.com
(669) 227-2402

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or call Apple’s Media Helpline at (408) 974-2042.

© 2022 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares which are reflected in thousands and per share amounts)

	Three Months Ended		Nine Months Ended
	June 25, 2022	June 26, 2021	June 25, 2022	June 26, 2021
Net sales:
Products	$63,355	$63,948	$245,241	$232,309
Services	19,604	17,486	58,941	50,148
Total net sales (1)	82,959	81,434	304,182	282,457
Cost of sales:
Products	41,485	40,899	155,084	149,476
Services	5,589	5,280	16,411	15,319
Total cost of sales	47,074	46,179	171,495	164,795
Gross margin	35,885	35,255	132,687	117,662

Operating expenses:
Research and development	6,797	5,717	19,490	16,142
Selling, general and administrative	6,012	5,412	18,654	16,357
Total operating expenses	12,809	11,129	38,144	32,499

Operating income	23,076	24,126	94,543	85,163
Other income/(expense), net	(10)	243	(97)	796
Income before provision for income taxes	23,066	24,369	94,446	85,959
Provision for income taxes	3,624	2,625	15,364	11,830
Net income	$19,442	$21,744	$79,082	$74,129

Earnings per share:
Basic	$1.20	$1.31	$4.86	$4.42
Diluted	$1.20	$1.30	$4.82	$4.38
Shares used in computing earnings per share:
Basic	16,162,945	16,629,371	16,277,824	16,772,656
Diluted	16,262,203	16,781,735	16,394,937	16,941,527

(1) Net sales by reportable segment:
Americas	$37,472	$35,870	$129,850	$116,486
Europe	19,287	18,943	72,323	68,513
Greater China	14,604	14,762	58,730	53,803
Japan	5,446	6,464	20,277	22,491
Rest of Asia Pacific	6,150	5,395	23,002	21,164
Total net sales	$82,959	$81,434	$304,182	$282,457

(1) Net sales by category:
iPhone	$40,665	$39,570	$162,863	$153,105
Mac	7,382	8,235	28,669	26,012
iPad	7,224	7,368	22,118	23,610
Wearables, Home and Accessories	8,084	8,775	31,591	29,582
Services	19,604	17,486	58,941	50,148
Total net sales	$82,959	$81,434	$304,182	$282,457

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares which are reflected in thousands and par value)

	June 25, 2022	September 25, 2021
ASSETS:
Current assets:
Cash and cash equivalents	$27,502	$34,940
Marketable securities	20,729	27,699
Accounts receivable, net	21,803	26,278
Inventories	5,433	6,580
Vendor non-trade receivables	20,439	25,228
Other current assets	16,386	14,111
Total current assets	112,292	134,836

Non-current assets:
Marketable securities	131,077	127,877
Property, plant and equipment, net	40,335	39,440
Other non-current assets	52,605	48,849
Total non-current assets	224,017	216,166
Total assets	$336,309	$351,002

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$48,343	$54,763
Other current liabilities	48,811	47,493
Deferred revenue	7,728	7,612
Commercial paper	10,982	6,000
Term debt	14,009	9,613
Total current liabilities	129,873	125,481

Non-current liabilities:
Term debt	94,700	109,106
Other non-current liabilities	53,629	53,325
Total non-current liabilities	148,329	162,431
Total liabilities	278,202	287,912

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 16,095,378 and 16,426,786 shares issued and outstanding, respectively	62,115	57,365
Retained earnings	5,289	5,562
Accumulated other comprehensive income/(loss)	(9,297)	163
Total shareholders’ equity	58,107	63,090
Total liabilities and shareholders’ equity	$336,309	$351,002

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Nine Months Ended
	June 25, 2022	June 26, 2021
Cash, cash equivalents and restricted cash, beginning balances	$35,929	$39,789
Operating activities:
Net income	79,082	74,129
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	8,239	8,295
Share-based compensation expense	6,760	5,961
Deferred income tax expense/(benefit)	2,756	(737)
Other	(61)	(689)
Changes in operating assets and liabilities:
Accounts receivable, net	4,561	(1,316)
Inventories	1,049	(1,213)
Vendor non-trade receivables	4,789	4,892
Other current and non-current assets	(3,289)	(5,899)
Accounts payable	(6,108)	(1,786)
Deferred revenue	260	1,738
Other current and non-current liabilities	(14)	463
Cash generated by operating activities	98,024	83,838
Investing activities:
Purchases of marketable securities	(70,178)	(94,052)
Proceeds from maturities of marketable securities	24,203	49,880
Proceeds from sales of marketable securities	33,609	36,745
Payments for acquisition of property, plant and equipment	(7,419)	(7,862)
Payments made in connection with business acquisitions, net	(169)	(13)
Other	(1,183)	(78)
Cash used in investing activities	(21,137)	(15,380)
Financing activities:
Payments for taxes related to net share settlement of equity awards	(5,915)	(5,855)
Payments for dividends and dividend equivalents	(11,138)	(10,827)
Repurchases of common stock	(64,974)	(66,223)
Proceeds from issuance of term debt, net	—	13,923
Repayments of term debt	(6,750)	(7,500)
Proceeds from commercial paper, net	4,970	3,022
Other	(148)	489
Cash used in financing activities	(83,955)	(72,971)
Decrease in cash, cash equivalents and restricted cash	(7,068)	(4,513)
Cash, cash equivalents and restricted cash, ending balances	$28,861	$35,276
Supplemental cash flow disclosure:
Cash paid for income taxes, net	$12,251	$18,536
Cash paid for interest	$1,910	$1,870